Debt and Derivative Instruments	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Debt and Derivative Instruments

6. Debt and Derivatives:

On January 15, 2014, SunGard paid $250 million to retire the Senior Secured Notes due 2014. On January 31, 2014, SunGard removed AS as a participant in its secured accounts receivable facility and repaid $60 million of the term loan.

On February 7, 2014, SunGard amended and restated its Credit Agreement (the “Seventh Amendment”). Most notably, the Seventh Amendment:

•

amended certain covenants and other provisions of the Credit Agreement in order to permit the split-off of AS, including (i) the ability to effect the split-off without requiring an initial public offering, (ii) permitting AS to incur up to $1.5 billion of indebtedness in connection with the split-off, and (iii) SunGard’s total secured leverage ratio (less cash and cash equivalents in excess of $50 million), after giving pro forma effect to the split-off, to increase no more than 0.60x of Adjusted EBITDA at the time of the split-off; and

•

modified certain covenants and other provisions in order to, among other things (i) modify the financial maintenance covenant included therein, and (ii) permit the Company and its affiliates to repurchase term loans.

On February 28, 2014, SunGard repaid at maturity the remaining $7 million Tranche A term loan under the Senior Secured Credit Facilities.

On March 31, 2014, SunGard used the $1,005 million net cash proceeds from the issuance of the SpinCo Term Loan to repay approximately $27 million of its tranche C term loan, $713 million of its tranche D term loan and $265 million of its tranche E term loan. SunGard also exchanged the SpinCo senior notes with an aggregate principal amount of approximately $425 million for an aggregate principal amount of approximately $389 million of existing SunGard 7 3/8% senior notes due 2018 (“SunGard Notes”) which were then retired. The retirement of the SunGard Notes resulted in a $36 million loss on extinguishment of debt during the three months ended March 31, 2014. In addition, SunGard wrote-off approximately $25 million of capitalized deferred financing fees resulting from the repayment or retirement of debt during the three months ended March 31, 2014.

On May 14, 2014 SunGard amended and restated its secured accounts receivables facility in order to, among other things, (i) extend the maturity date of the receivables facility from December 19, 2017 to May 14, 2019; and (ii) reduce the applicable margin on the advances under the facility from 3.50% for LIBOR advances and 2.50% for base rate advances to 3.00% and 2.00%, respectively.

On June 30, 2014, the Company had $591 million of available borrowing capacity and $9 million of outstanding letters of credit under its $600 million revolving credit facility.

Debt consisted of the following for continuing operations (in millions):

	December 31, 2013	June 30, 2014
Senior Secured Credit Facilities:
Secured revolving credit facility due March 8, 2018	$—	$—
Tranche A due February 28, 2014, effective interest rate of 1.92%	7	—
Tranche C due February 28, 2017, effective interest rate of 4.41% and 4.44%	427	400
Tranche D due January 31, 2020, effective interest rate of 4.50%	713	—
Tranche E due March 8, 2020, effective interest rate of 4.10% and 4.31%	2,183	1,918

Total Senior Secured Credit Facilities	3,330	2,318
Senior Secured Notes due 2014 at 4.875%	250	—
Senior Notes due 2018 at 7.375%	900	511
Senior Notes due 2020 at 7.625%	700	700
Senior Subordinated Notes due 2019 at 6.625%	1,000	1,000
Secured Accounts Receivable Facility, at 3.67% and 3.16%	200	140
Other, primarily foreign bank debt and capital lease obligations	4	2

Total debt	$6,384	$4,671

Short-term borrowings and current portion of long-term debt	$290	$2
Long-term debt	6,094	4,669

Total debt	$6,384	$4,671

Future Maturities

At June 30, 2014, the contractual future maturities of debt are as follows (in millions):

Contractual Maturities
2014	$—
2015	2
2016	—
2017	400
2018	511
Thereafter	3,758

Total debt	$4,671

SunGard uses interest rate swaps to manage the amount of its floating rate debt in order to reduce its exposure to variable rate interest payments associated with the Credit Agreement. Each swap agreement is designated as a cash flow hedge. SunGard pays a stream of fixed interest payments for the term of the swap, and in turn, receives variable interest payments based on LIBOR. At June 30, 2014, one-month and three-month LIBOR were 0.16% and 0.23%, respectively. The net receipt or payment from the interest rate swap agreements is included in the Consolidated Statements of Comprehensive Income (Loss) as interest expense. The interest rates in the components of the debt table above reflect the impact of the swaps.

A summary of the Company’s interest rate swaps at June 30, 2014 follows (in millions):

Inception	Maturity	Notional Amount (in millions)	Weighted- average Interest rate paid	Interest rate received (LIBOR)

August-September 2012	February 2017	$400	0.69%	1-Month
June 2013	June 2019	100	1.86%	3-Month
September 2013	June 2019	100	2.26%	3-Month
February 2014	March 2020	300	2.27%	3-Month

Total		$900	1.52%

The fair values of interest rate swaps designated as cash flow hedging instruments included in other assets are $4 million and $1 million at December 31, 2013 and June 30, 2014, respectively. Also at June 30, 2014 fair value of interest rate swaps was $3 million included in accrued expenses.

The Company has no ineffectiveness related to its swap agreements. The Company expects to reclassify in the next twelve months approximately $8 million from other comprehensive income (loss) into earnings related to the Company’s interest rate swaps based on the borrowing rates at June 30, 2014.

5. Debt and Derivative Instruments:

Debt consisted of the following (in millions):

	December 31, 2012	December 31, 2013
Senior Secured Credit Facilities:
Secured revolving credit facility due March 8, 2018 (A)	$—	$—
Tranche A due February 28, 2014, effective interest rate of 1.96% and 1.92% (A)	207	7
Tranche B due February 28, 2016, effective interest rate of 4.35% (A)	1,719	—
Tranche C due February 28, 2017, effective interest rate of 4.17% and 4.41% (A)	908	427
Tranche D due January 31, 2020, effective interest rate of 4.50% and 4.50% (A)	720	713
Tranche E due March 8, 2020, effective interest rate of 4.10% (A)	—	2,183

Total Senior Secured Credit Facilities	3,554	3,330
Senior Secured Notes due 2014 at 4.875%, net of discount of $4 and $- (B)	246	250
Senior Notes due 2018 at 7.375% (C)	900	900
Senior Notes due 2020 at 7.625% (C)	700	700
Senior Subordinated Notes due 2019 at 6.625% (C)	1,000	1,000
Secured accounts receivable facility, at 3.71% and 3.67% (D)	250	200
Other, primarily foreign bank debt, acquisition purchase price and capital lease obligations	8	4

Total debt	6,658	6,384
Short-term borrowings and current portion of long-term debt	(62)	(290)

Long-term debt	$6,596	$6,094

The Company was in compliance with all covenants at December 31, 2013. Below is a summary of SunGard’s debt instruments.

(A) Senior Secured Credit Facilities

SunGard has an $850 million revolving credit facility, of which $831 million was available for borrowing after giving effect to $19 million of outstanding letters of credit as of December 31, 2013. In addition, there were $5 million of letters of credit outstanding at December 31, 2013 that did not impact availability under the revolving credit facility.

On March 2, 2012, SunGard amended its Amended and Restated Credit Agreement dated as of August 11, 2005, as amended and restated from time to time (“Credit Agreement”) to, among other things, extend the maturity date of approximately $908 million in aggregate principal amount of tranche A and incremental term loans from February 28, 2014 to February 28, 2017 (“tranche C”), extend the maturity of the $880 million revolving credit facility commitments from May 11, 2013 to November 29, 2016, and amend certain covenants and other provisions, in order to, among other things, permit the potential spin-off of AS. The revolving credit facility commitments and tranche C each have springing maturity provisions which are described in the Credit Agreement. The interest rate on tranche C is LIBOR plus 3.75%.

On December 17, 2012, SunGard amended its Credit Agreement to, among other things, allow for the issuance of a $720 million term loan (“tranche D”), permit incremental credit extensions under the restated credit agreement in an amount up to $750 million; and modify certain covenants and other provisions in order to, among other things, permit additional restricted payments to be made with the net proceeds of the tranche D term loan and available cash in an aggregate amount not to exceed $750 million. Tranche D has certain springing maturities which are described in the Credit Agreement, and the interest rate on tranche D is LIBOR plus 3.5% with a 1% LIBOR floor.

On December 31, 2012, SunGard voluntarily prepaid $48 million of its tranche A term loan and the entire outstanding incremental term loan balance of $169 million.

On March 8, 2013, SunGard amended and restated its Credit Agreement to, among other things, (i) issue an additional term loan of $2,200 million (“tranche E”) maturing on March 8, 2020, the proceeds of which were used to (a) repay in full the $1,719 million tranche B term loan and (b) repay $481 million of the tranche C term loan; (ii) replace the $880 million of revolving commitments with $850 million of new revolving commitments, which will mature on March 8, 2018; and (iii) modify certain covenants and other provisions in order to, among other things (x) modify (and in the case of the term loan facility, remove) the financial maintenance covenants included therein and (y) permit the Company to direct the net cash proceeds of permitted dispositions otherwise requiring a prepayment of term loans to the prepayment of specific tranches of term loans at the Company’s sole discretion. The interest rate on tranche E is LIBOR plus 3% with a 1% LIBOR floor.

During 2013, the Company repaid $200 million of tranche A term loans, $50 million outstanding on the revolving portion of the accounts receivable facility, and made the quarterly amortization payments on tranche D and E which totaled approximately $24 million.

On February 7, 2014, SunGard amended and restated its Credit Agreement (the “Seventh Amendment”). Among other things, the Seventh Amendment:

•

amends certain covenants and other provisions of the Credit Agreement in order to permit the split-off of AS, including (i) the ability to effect the split-off without requiring an initial public offering, (ii) permitting AS to incur up to $1.5 billion of indebtedness in connection with the split-off, and (iii) SunGard’s total secured leverage ratio (less cash and Cash Equivalents in excess of $50 million), after giving pro forma effect to the split-off, to increase no more than 0.60x of Adjusted EBITDA at the time of the split-off; and

•

modifies certain covenants and other provisions in order to, among other things (i) modify the financial maintenance covenant included therein, and (ii) permit the Company and its affiliates to repurchase term loans.

Borrowings under the Credit Agreement bear interest at a rate equal to an applicable margin plus, at SunGard’s option, one of the following:

•	LIBOR based on the costs of funds for deposits in the currency of such borrowing for either 30, 60, 90 or 180 days, or

•	a base rate that is the higher of:

•	the prime rate of JPMorgan Chase Bank, N.A. and

•	the federal funds rate plus one-half of 1%.

The applicable margin for borrowings under the various Credit Agreement tranches may change subject to attaining certain leverage ratios. In addition to paying interest on outstanding principal under the Credit Agreement, the Company pays a commitment fee to the lenders under the revolving credit facility in respect of the unutilized commitments. The commitment fee rate is currently 0.875% per annum and may change subject to attaining certain leverage ratios.

As of December 31, 2013, the applicable interest rates and the effective interest rates adjusted for swaps (if applicable) were as follows:

	Applicable interest rate	Effective rate adjusted for swaps
Revolving credit facility	3.42%	N/A
Tranche A	1.92%	N/A
Tranche C	3.92%	4.41%
Tranche D	4.50%	N/A
Tranche E	4.00%	4.10%

N/A: Not Applicable

All obligations under the Credit Agreement are fully and unconditionally guaranteed by SunGard Holdco LLC and by substantially all domestic, 100% owned subsidiaries, referred to, collectively, as Guarantors.

The Credit Agreement requires SunGard to prepay outstanding term loans, subject to certain exceptions, with 50% of annual excess cash flow (subject to attaining a certain leverage ratio) and proceeds from certain asset sales, casualty and condemnation events, other borrowings and certain financings under SunGard’s secured accounts receivable facility. Any mandatory prepayment resulting from a permitted disposition or the split-off of AS would be applied pro rata to the lenders of specific tranches of term loans at the Company’s sole discretion. All other mandatory payments would be applied pro rata to the term loan lenders and to installments of the term loans in direct order of maturity. Pursuant to the terms of the Credit Agreement, SunGard made the following mandatory prepayments:

•

In January 2012, SunGard completed the sale of HE and used net cash proceeds (as defined in the Credit Agreement) of $1.22 billion to repay, on a pro-rata basis, $396 million, $689 million and $137 million of tranche A, tranche B and the incremental term loan, respectively. As a result of the prepayment, the Company incurred a loss on the extinguishment of debt of approximately $15 million; and

•

On March 31, 2014, SunGard used the $1,005 million net cash proceeds from the issuance of the SpinCo Term Loan to repay approximately $27 million of its tranche C term loan, $713 million of its tranche D term loan and $265 million of its tranche E term loan.

SunGard is required to repay installments on the tranche D and tranche E term loans in quarterly principal amounts of 0.25% of the funded total principal amount through the maturity date, at which time the remaining aggregate principal balance is due, subject to certain springing maturity provisions. As a result of loan prepayments, SunGard is no longer required to make quarterly principal payments on the tranche C term loans. As a result of the term loan payments on March 31, 2014, SunGard is no longer required to make quarterly principal payments on the tranche E term loans. Also, as a result of the February 7, 2014 amendment to the Credit Facility, upon split-off, SunGard’s revolving credit facility decreased from $850 million to $600 million on March 31, 2014.

The Credit Agreement contains a number of covenants that, among other things, restrict, subject to certain exceptions, SunGard’s (and most or all of its subsidiaries’) ability to incur additional debt or issue preferred stock, pay dividends and distributions on or repurchase capital stock, create liens on assets, enter into sale and leaseback transactions, repay subordinated indebtedness, make investments, loans or advances, make capital expenditures, engage in certain transactions with affiliates, amend certain material agreements, change its lines of business, sell assets and engage in mergers or consolidations. In addition, under the revolving credit facility within the Credit Agreement, SunGard may be required to satisfy the total leverage ratio covenant depending on the amount drawn at the end of each fiscal quarter.

SunGard uses interest rate swap agreements to manage the amount of its floating rate debt in order to reduce its exposure to variable rate interest payments associated with the Credit Agreement. Each of these swap agreements is designated as a cash flow hedge. SunGard pays a stream of fixed interest payments for the term of the swap, and in turn, receives variable interest payments based on LIBOR. At December 31, 2013, one-month LIBOR was 0.17% and three-month LIBOR was 0.25%. The net receipt or payment from the interest rate swap agreements is included in interest expense.

A summary of the Company’s interest rate swaps at December 31, 2013 follows:

Inception	Maturity	Notional Amount (in millions)	Interest rate paid	Interest rate received (LIBOR)
August-September 2012	February 2017	$400	0.69%	1-Month
June 2013	June 2019	100	1.86%	3-Month
Sep 2013	June 2019	100	2.26%	3-Month

		$600	1.15%

The interest rate swaps are included at estimated fair value as an asset or a liability in the consolidated balance sheet based on a discounted cash flow model using applicable market swap rates and certain assumptions. For 2011, 2012 and 2013, the Company included unrealized after-tax gains of $18 million, $2 million, and $5 million, respectively, in Other Comprehensive Income (Loss) related to the change in market value of the swaps. The market value of the swaps recorded in Other Comprehensive Income (Loss) may be recognized in the statement of operations if certain terms of the Credit Agreement change, are modified or if the loan is extinguished. The fair values of the swap agreements at December 31, 2012 are $5 million and are included in other accrued expenses. The fair values of the swap agreements at December 31, 2013 are $4 million and are included in other assets. The effects of the interest rate swaps are reflected in the effective interest rate for the Credit Agreement loans in the components of the debt table above. The Company had no ineffectiveness related to its swap agreements as of December 31, 2013. The Company expects to reclassify in the next twelve months approximately $4 million from other comprehensive income (loss) into earnings related to the Company’s interest rate swaps based on the borrowing rates at December 31, 2013.

In February 2014, the Company entered into three new interest rate swap agreements for a total notional amount of $300 million. Each of these swap agreements are designated as cash flow hedges similar to those outstanding as of December 31, 2013. The Company will receive the greater of three-month LIBOR or 1%, and will pay fixed amounts between 2.24% to 2.28%.

(B) Senior Secured Notes due 2014

On January 15, 2004, SunGard issued $250 million of 4.875% senior unsecured notes due January 2014, which are subject to certain standard covenants. As a result of the LBO, these senior notes became collateralized on an equal and ratable basis with loans under the Credit Agreement and are guaranteed by all subsidiaries that guarantee the senior notes due 2018 and 2020 and senior subordinated notes due 2019. The senior secured notes due 2014 were recorded at $246 million as of December 31, 2012 reflecting the remaining unamortized discount of $4 million caused by the LBO that was amortized as interest expense during 2013. The Senior Secured Notes were fully repaid and retired in January 2014.

(C) Senior Notes due 2015, 2018 and 2020 and Senior Subordinated Notes due 2015 and 2019

In November 2010, SunGard issued $900 million of 7.375% senior notes due 2018 and $700 million of 7.625% of senior notes due 2020. The proceeds, together with other cash, were used to retire the former $1.6 billion 9.125% senior notes that would have been due 2013. The senior notes due 2018 and 2020 (i) rank equally in right of payment to all existing and future senior debt and other obligations that are not, by their terms, expressly subordinated in right of payment to the senior notes due 2018 and 2020, (ii) are effectively subordinated in right of payment to all existing and future secured debt to the extent of the value of the assets securing such debt, and (iii) are structurally subordinated to all obligations of each subsidiary that is not a guarantor of the senior notes due 2018 and 2020. All obligations under the senior notes due 2018 and 2020 are fully and unconditionally guaranteed, subject to certain exceptions, by substantially all domestic, 100% owned subsidiaries of SunGard.

On April 2, 2012, SunGard redeemed for $527 million plus accrued and unpaid interest to the redemption date, all of its outstanding $500 million 10.625% senior notes due 2015 (“2015 Notes”) under the Indenture dated as of September 29, 2008 among SunGard, the guarantors named therein, and The Bank of New York Mellon, as trustee, as amended or supplemented from time to time. In conjunction with the redemption of the 2015 Notes, the Company incurred a $37 million loss on the extinguishment of debt which included a $27 million premium.

On November 1, 2012, SunGard issued $1 billion aggregate principal amount of 6.625% senior subordinated notes due 2019 (“senior subordinated notes”) and used a portion of the net proceeds from this offering to repurchase approximately $490 million of its $1 billion 10.25% senior subordinated notes due 2015 (“existing 10.25% senior subordinated notes”). On December 3, 2012, SunGard redeemed the remaining existing 10.25% senior subordinated notes. As a result of this transaction, the Company incurred a $29 million loss on the extinguishment of debt which included a $21 million premium.

On March 31, 2014, SunGard exchanged the SpinCo Notes with an aggregate principal amount of approximately $425 million for an aggregate principal amount of approximately $389 million of existing SunGard 7.375% senior notes due 2018 (“SunGard Notes”) which were then retired. The retirement of the SunGard Notes resulted in a $36 million loss on extinguishment of debt during the three months ended March 31, 2014. In addition, SunGard wrote-off approximately $25 million of capitalized deferred financing fees resulting from the repayments of $1,005 million of term loans and the $60 million of receivables facility term loan and the retirement of the SunGard Notes during the three months ended March 31, 2014.

The senior subordinated notes are unsecured senior subordinated obligations that are subordinated in right of payment to the existing and future senior debt, including the senior secured credit facilities, the senior secured notes due 2014 and the senior notes due 2018 and 2020. The senior subordinated notes (i) rank equally in right of payment to all future senior subordinated debt, (ii) are effectively subordinated in right of payment to all existing and future secured debt to the extent of the value of the assets securing such debt, (iii) are structurally subordinated to all obligations of each subsidiary that is not a guarantor of the senior subordinated notes, and (iv) rank senior in right of payment to all future debt and other obligations that are, by their terms, expressly subordinated in right of payment to the senior subordinated notes.

The senior notes due 2018 and 2020 and senior subordinated notes are redeemable in whole or in part, at SunGard’s option, at any time at varying redemption prices that generally include premiums, which are defined in the applicable indentures. In addition, upon a change of control, SunGard is required to make an offer to redeem all of the senior notes and senior subordinated notes at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest.

The indentures governing the senior notes due 2018 and 2020 and senior subordinated notes contain a number of covenants that restrict, subject to certain exceptions, SunGard’s ability and the ability of its restricted subsidiaries to incur additional debt or issue certain preferred shares, pay dividends on or make other distributions in respect of its capital stock or make other restricted payments, make certain investments, enter into certain types of transactions with affiliates, create liens securing certain debt without securing the senior notes due 2018 and 2020 or senior subordinated notes, as applicable, sell certain assets, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets and designate its subsidiaries as unrestricted subsidiaries.

(D) Secured Accounts Receivable Facility

SunGard’s syndicated secured accounts receivable facility limit was $275 million at December 31, 2013, which consists of a term loan of $200 million and a revolving commitment of $75 million. Advances may be borrowed and repaid under the revolving commitment with no impact on the facility limit. The term loan commitment may be repaid at any time at SunGard’s option, but will result in a permanent reduction in the facility limit. The interest rate is one-month LIBOR plus 3.5%, which at December 31, 2012 and 2013 was 3.71% and 3.67%, respectively. The facility matures on December 19, 2017. At December 31, 2013, $200 million was drawn against the term loan commitment and no amount was outstanding under the revolving credit commitment. Also at December 31, 2013, $509 million of accounts receivable secured the borrowings under the receivables facility. On January 31, 2014, SunGard removed AS as a seller and, as a result, repaid $60 million of the term loan commitment. After the removal of AS and the $60 million repayment of the term loan, the aggregate facility limit was $200 million, consisting of a $140 million term loan commitment and a $60 million revolving credit commitment, which also was reduced as a result of the removal of AS.

SunGard is subject to a fee on the unused portion of 0.75% per annum. The receivables facility contains certain covenants and SunGard is required to satisfy and maintain specified facility performance ratios, financial ratios and other financial condition tests.

Future Maturities

At December 31, 2013, the contractual future maturities of debt are as follows (in millions):

	Contractual(1)
2014	$290	(2)
2015	29
2016	29
2017	656	(3)
2018	929	(4)
Thereafter	4,451

(1)	On March 31, 2014, SunGard used the $1,005 million net cash proceeds from the issuance of the SpinCo Term Loan to repay approximately $27 million of its tranche C term loan, $713 million of its tranche D term loan and $265 million of its tranche E term loan. Also as a result of the term loan payments on March 31, 2014, SunGard is no longer required to make quarterly principal payments on the tranche E term loans. The $713 million payment related to tranche D represented the entire outstanding balance of tranche D at March 31, 2014.
(2)	On January 15, 2014, the Company repaid $250 million of senior secured notes due 2014. On February 28, 2014, the Company repaid the remaining $7 million outstanding tranche A term loans. The remaining $36 million outstanding represents the annual principal installments of tranche D and tranche E, foreign bank debt and capital leases.
(3)	On January 31, 2014, the Company removed AS as a seller under the accounts receivable facility and repaid $60 million of the term loan component as a result of the removal.
(4)	On March 31, 2014, SunGard exchanged the SpinCo Notes with an aggregate principal amount of approximately $425 million for an aggregate principal amount of approximately $389 million of SunGard Notes which were then retired.